UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1     Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement
Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “we,” “us” or “our”) acquire and manage small to middle market businesses in the ordinary course of business. The following description relates to the recent divestiture of one such business.
Ergobaby
On December 27, 2024, the Company, solely in its capacity as the representative (the “Stockholder Representative”) of the holders of stock and options of EBP Lifestyle Brands Holdings, Inc. (“Ergobaby”), a majority owned subsidiary of the Company, entered into a definitive Agreement and Plan of Merger (the “Agreement”) with ERGO Acquisition LLC (“Acquiror”), Aloha Merger Sub LLC ( “Merger Sub”) and Ergobaby, to sell to Acquiror all of the issued and outstanding securities of Ergobaby, the parent company of the operating entity, The ERGO Baby Carrier, Inc., through a merger of Merger Sub with and into Ergobaby, with Ergobaby surviving the merger and becoming a wholly owned subsidiary of Acquiror (the “Merger”). The Agreement contains customary representations, warranties and covenants, and provides for a closing simultaneously with the execution of the Agreement.
On December 27, 2024, the parties completed the Merger pursuant to the Merger Agreement. The sale price of Ergobaby is based on an enterprise value of $104 million and will be subject to certain adjustments based on matters such as transaction expenses of Ergobaby, the net working capital and cash and debt balances of Ergobaby at the time of the closing. The Company owned approximately 82% of the outstanding stock of Ergobaby on a fully diluted basis prior to the Merger. After the allocation of the sales price to Ergobaby non-controlling equityholders and the payment of transaction expenses, the Company received approximately $99.1 million of total proceeds at closing. This amount was in respect of its debt and equity interests in Ergobaby (which was acquired by CODI on September 16, 2010) and the payment of accrued interest. The proceeds will be used to pay down outstanding debt under the Company’s existing credit facility. CODI expects to record a pre-tax gain on the sale of Ergobaby ranging between $1 million and $8 million for the quarter ended December 31, 2024.
The foregoing brief description of the Agreement is not meant to be exhaustive and is qualified in its entirety by the Agreement itself, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K.
Section 8     Other Events
Item 8.01    Other Events
    On December 30, 2024, CODI issued a press release announcing the closing of the Ergobaby sale. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.
Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the expectations related to the sale of Ergobaby. Words such as “believes”, “expects”, “anticipates”, “intends”, “projects”, “assuming”, and “future” or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the risk factor discussion in the Form 10-K filed by CODI with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2023 and other filings with the SEC. Except as required by law, CODI undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated December 27, 2024, by and among (i) ERGO Acquisition LLC; (ii) Aloha Merger Sub LLC; (iii) EBP Lifestyle Brands Holdings, Inc.; and (iv) Compass Group Diversified Holdings LLC, as the Stockholder Representative.*

99.1	Press Release dated December 30, 2024 announcing the sale of Ergobaby.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The registrant will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer